KPMG PEAT MARWICK LLP
                     1600 Market Street
                 Philadelphia, PA 19103-7212




May 17, 1995




Mr. Walter E. Daller
President and Chief Executive Officer
Harleysville National Corporation
483 Main Street
Harleysville, Pennsylvania 19438

Dear Mr. Daller,

This is to confirm that the client-auditor relationship between Harleysville National Corporation (Commission File
Number 0-15237) and KPMG Peat Marwick LLP has ceased.

Very truly yours,


/s/ KPMG PEAT MARWICK LLP

cc:  Chief Accountant
     SECPS Letter File, Mail Stop 9-5
     Securities and Exchange Commission
     450 Fifth Street, NW
     Washington, DC 20549